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                                                                    EXHIBIT 23.1

                         Consent of Independent Auditors
                         -------------------------------



Board of Directors
Cytec Industries Inc.


We consent to incorporation by reference in the registration statements (Form S-8 Nos. 33-80710, 33-83576, 33-85666 and 333-11121 and Form S-3 No. 333-3808)
of Cytec Industries Inc. of our report dated June 26, 1997, with respect to the financial statements and schedules of the CONAP, Inc. Employees' Savings and Profit Sharing Plan, included in this Annual Report (Form 11-K) for the fiscal year ended December 31, 1996.



                                                               Ernst & Young LLP






Buffalo, New York
June 26, 1997



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